SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
a.In January 2026, the Company executed executed additional measures under its cost reduction plan, including an additional reduction-in-force. As of the date of this Report the Company incurred one-time expenses of $206 in connection with the reduction-in-force.

b.In March 2026, the Company, through its UK subsidiary (REE Automotive UK Limited), entered into an agreement with the landlord and a third-party assignee, for the assignment of its lease agreement relating to its facility in Coventry, UK, originally expiring in 2032. As part of the assignment, the Company was released from its lease obligations effective March 10, 2026. The Company received a gross refund of its rent deposit in the amount of approximately $2,316 (£1,735). Pursuant to the assignment agreement with the third party, the Company provided a rent deposit in the amount of approximately $761 (£570) in connection with the assignee’s lease, which will be released upon the expiration of the original lease term in 2032. In addition, the Company incurred certain costs in connection with the assignment of the lease in the amount of approximately $238 (£178).

c.The Company, through its U.S. subsidiary (REE Automotive USA Inc.), had a leased facility in Austin, Texas with an original term through 2032. The Company has not utilized this facility in 2026 and the landlord retook possession of the property. In May 2026, the U.S. subsidiary entered into an agreement with its landlord to terminate the lease and the obligations therein. As a result, the lease agreement was terminated effective May 8, 2026.

d.In April 2026, the Company entered into an agreement with the landlord to permit the use by a third party of approximately one-third of the total office space in its corporate offices in Glil-Yam, Israel. According to the agreement, the Company’s lease payment and municipal tax payment will be reduced to approximately two-thirds of the original lease payment amount. Additionally, the third party will reimburse the Company for approximately one-third of its average monthly total utility expense.

e.On May 5, 2026, REE Automotive UK Limited, a private limited company organized under the laws of England and Wales (“REEUK”), and a wholly-owned subsidiary of the Company, commenced an administration process in the United Kingdom. Immediately prior to this process, certain REEUK employees were transferred to REE Software UK, a newly organized entity in the United Kingdom. Following the appointment of an administrator, such administrator will seek to sell any or all of REEUK’s assets to one or more third parties, in order to maximize recoveries for creditors, and to wind down any remaining operations.
f.On April 27, 2026, the Company approved a financing arrangement with Daniel Barel, the Company’s CEO, co-founder, and director, and Ahishay Sardes, the Company’s CTO, co-founder, and director, pursuant to which each agreed to defer certain termination-related entitlements, including accrued vacation days and notice period payments, totaling an aggregate amount of approximately $1.3 million. The deferred amounts constitute bridge financing to the Company and accrue interest at an annual rate of 18%, with a minimum interest owed of 25% of the total deferred amounts. Such financing shall be payable only upon the consummation of a strategic transaction, with full priority rights for the deferred principal amounts pari passu with other creditors with respect to any interest owed. Such financing may also be payable in the event of a forced liquidation or voluntary wind-down of the Company, provided that there are sufficient assets available to make all or part of such payment. The Company determined that the arrangement constituted a non-extraordinary transaction with controlling shareholders under the Israeli Companies Law, 5759-1999.